Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Koppers Holdings Inc., a Pennsylvania corporation (the “Corporation”), hereby constitute and appoint Brian H. McCurrie and Steven R. Lacy, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation this registration statement (“Registration Statement”) on Form S-3 or other appropriate form for the registration under the Securities Act of 1933, as amended (the “Securities Act”), and pursuant to Rule 415 thereunder relating to the registration of the continuous or delayed offer with a proposed aggregate offering amount of up to $325,000,000 in an offering by the Corporation in one or more series of (i) senior and subordinated debt securities issued by the Corporation and related guarantees of debt securities by certain of the Corporation’s subsidiaries (“Debt Securities”), (ii) shares of the Corporation’s common stock, par value $0.01 per share, (iii) shares of the Corporation’s preferred stock, par value $0.01 per share (“Preferred Stock”), (iv) depositary shares representing Preferred Stock (“Depositary Shares”), or (iv) warrants for the purchase of Common Stock, Preferred Stock or Debt Securities (“Warrants”); any and all amendments and supplements to the Registration Statement (including stickers, pre-effective and post-effective amendments); any and all additional registration statements relating to the same offering of securities as the Registration Statement that are filed pursuant to Rule 462(b) under the Securities Act and to attest to the seal of the Corporation thereon; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, any state securities commission and any applicable securities exchange or securities self-regulatory organization; hereby granting to said attorneys-in-fact and agents, and each of them acting alone, the full power and authority to do and perform every act and thing requisite, necessary or advisable to be done in and about the premises, as fully and to all intents and purposes as any such director might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate.

Signature	Capacity	Date

/s/ Walter W. Turner Walter W. Turner	President and Chief Executive Officer and Director (Principal Executive Officer)	June 30, 2009

/s/ David M. Hillenbrand David M. Hillenbrand	Director	June 30, 2009

/s/ Cynthia A. Baldwin Cynthia A. Baldwin	Director	June 30, 2009

/s/ Feng Xudong Feng Xudong	Director	June 26, 2009

/s/ James C. Stalder James C. Stalder	Director	June 27, 2009

/s/ Stephen R. Tritch Stephen R. Tritch	Director	June 30, 2009

/s/ T. Michael Young T. Michael Young	Director	June 26, 2009

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Koppers Inc., a Pennsylvania corporation (the “Corporation”), hereby constitute and appoint Brian H. McCurrie and Steven R. Lacy, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation this registration statement (“Registration Statement”) on Form S-3 or other appropriate form for the registration under the Securities Act of 1933, as amended (the “Securities Act”), and pursuant to Rule 415 thereunder relating to the registration of the continuous or delayed offer with a proposed aggregate offering amount of up to $325,000,000 in an offering by the Corporation in one or more series of debt securities issued by the Corporation or the guarantee by the Corporation of the repayment of debt securities issued by Koppers Holdings Inc. (the sole stockholder of the Corporation) or by certain of Koppers Holdings Inc.’s or the Corporation’s subsidiaries; any and all amendments and supplements to the Registration Statement (including stickers, pre-effective and post-effective amendments); any and all additional registration statements relating to the same offering of securities as the Registration Statement that are filed pursuant to Rule 462(b) under the Securities Act and to attest to the seal of the Corporation thereon; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, any state securities commission and any applicable securities exchange or securities self-regulatory organization; hereby granting to said attorneys-in-fact and agents, and each of them acting alone, the full power and authority to do and perform every act and thing requisite, necessary or advisable to be done in and about the premises, as fully and to all intents and purposes as any such director might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate.

Signature	Capacity	Date

/s/ Walter W. Turner Walter W. Turner	President and Chief Executive Officer and Director (Principal Executive Officer)	June 30, 2009

/s/ David M. Hillenbrand David M. Hillenbrand	Director	June 30, 2009

/s/ Cynthia A. Baldwin Cynthia A. Baldwin	Director	June 30, 2009

/s/ Feng Xudong Feng Xudong	Director	June 26, 2009

/s/ James C. Stalder James C. Stalder	Director	June 27, 2009

/s/ Stephen R. Tritch Stephen R. Tritch	Director	June 30, 2009

/s/ T. Michael Young T. Michael Young	Director	June 26, 2009